                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 AUGUST 1, 2001
                                (Date of Report)
                        (Date of earliest event reported)



                                  GENRAD, INC.
             (Exact name of registrant as specified in its charter)


      MASSACHUSETTS                   001-08045                04-1360950
(State of incorporation              (Commission             (IRS Employer
     or organization)                File Number)          Identification No.)


                             7 TECHNOLOGY PARK DRIVE
                             WESTFORD, MA 01886-0033
                                 (978) 589-7000

           (Address of principal executive offices, including zip code and telephone number)



                                       N/A
                      ------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5      OTHER EVENTS.


       On August 2, 2001, GenRad, Inc. and Teradyne, Inc., announced the signing of an Agreement and Plan of Merger dated August 1, 2001 pursuant to which GenRad agreed to be acquired by Teradyne. Under the terms of the proposed acquisition, each outstanding share of GenRad common stock would be converted into 0.1733 shares of Teradyne common stock. A copy of the Agreement is attached as an exhibit to this report. The acquisition of GenRad by Teradyne is expected to close in the fourth quarter of 2001 and is subject to approval by both the shareholders of GenRad, Inc. and regulators.


ITEM 7      FINANCIAL STATEMENTS AND EXHIBITS


      (a)  Exhibits

         Exhibit 2 Agreement and Plan of Merger among Teradyne, Inc., Radio Acquisition Corp. and GenRad, Inc. dated August 1, 2001.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                GENRAD, INC.


                                                By: /s/ Walter A. Shephard
                                                  ------------------------------
                                                  Walter A. Shephard
                                                  Chief Financial Officer
Date:  August 2, 2001
















                                      -3-